SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): September 13, 2004

                          AT&T WIRELESS SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                            001-16567                       91-1379052
    --------                            ---------                       ----------

 (State or other jurisdiction of    (Commission File Number)       (IRS Employer Identification
     incorporation)                                                        Number)


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            7277-164th Ave. NE, Building 1, Redmond, Washington 98052
            ---------------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (425) 580-6000
            ---------------------------------------------------------
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                   ------------------------------------------

     On September 13, 2004, JVII General Partnership  ("JVII"), an entity wholly owned by AT&T Wireless  Services,  Inc. ("AWS"),  entered into an agreement with
Rogers  Communications  Inc. ("Rogers  Communications")  to sell, subject to the terms and conditions  thereof,  27,647,888,  Class A Multiple  Voting Shares and
20,946,284  Class B Restricted  Voting Shares of Rogers Wireless  Communications
Inc.  ("Rogers  Wireless")  (representing all securities owned by JVII in Rogers
Wireless)  to  Rogers   Communications   for  an  aggregate  purchase  price  of
approximately  C$1.767 billion,  or C$36.37 per share in cash (the "Purchase and
Sale Agreement"). At the closing of the transaction,  the shareholders agreement currently in effect between Rogers Wireless, Rogers Communications and JVII will terminate.  A copy of the  Purchase  and Sale  Agreement  is attached  hereto as
Exhibit 99.1 and is incorporated herein by reference.

     AWS  and  Rogers   Wireless   currently  have  in  effect  various  roaming
arrangements which are not affected by this transaction.



ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS
                   ---------------------------------

(a)                Financial statements of businesses acquired.

                   - Not Applicable

(b)                Pro forma financial information.

                   - Not Applicable

(c)                Exhibits.

     99.1          Purchase and Sale Agreement dated September 13, 2004







                                       1


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       AT&T WIRELESS SERVICES, INC.


                                       By: /s/ Benjamin F. Stephens
                                           ------------------------
                                       Name: Benjamin F. Stephens
                                       Title: Assistant Secretary

Date:  September 15, 2004







                                       2


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                                  EXHIBIT INDEX

99.1              Purchase and Sale Agreement dated September 13, 2004